PRIMARY FUND, U.S. GOVERNMENT FUND AND U.S. TREASURY FUND
OF THE RESERVE FUND

Supplement Dated, October 7, 2004 to the
Statement of Additional Information Dated September 2, 2004

The table following the first paragraph in the section “Distribution Arrangements - Distribution Plans,” which appears on page 12 of the Statement of Additional Information, is amended by deleting the table and replacing it with the following:

Class:	Primary	Government	Treasury
R	.20%	.20%	.20%
95.20%		.20%	.20%
75.20%		.20%	.20%
70.20%		.20%	.20%